SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             TRAVELSHORTS.COM, INC.
                   ---------------- ------------------------
                 (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    4) Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration No.:

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    3) Filing Party:

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    4) Date Filed:

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                             TRAVELSHORTS.COM, INC.
                 (.d.b.a. Sharps Elimination Technologies, Inc.)
                       707 E. 6th Avenue Denver, CO 80203

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

To the Shareholders of Travelshorts.com, Inc. (d.b.a. Sharps Elimination Technolgies, Inc.).:

     Notice is hereby given that a special meeting of the shareholders of Travelshorts.com, Inc. (d.b.a. Sharps Elimination Technolgies, Inc.) will be held at ______________ on April __, 2003 at l0:00 a.m., for the following purposes:

          (1)  to amend the Company's  Articles of  Incorporation  such that the
               Company  would  be  authorized  to  issue  3,000,000   shares  of
               preferred stock

          (2)  to  change  the  name  of  the  Company  to  Sharps   Elimination
               Technolgies, Inc.

     to transact such other business that may properly come before the meeting.

The special meeting of shareholders is being called by the Company's Board of Directors. The Board of Directors has fixed the close of business on March __, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of March __, 2003, the Company had 26,272,410 outstanding shares of common stock.


                              TRAVELSHORTS.COM, INC. (d.b.a. Sharps Elimination Technologies, Inc.)

March __, 2003                By
                                  ----------------------------------------
                                  Kelly Fielder, President


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                             TRAVELSHORTS.COM, INC.
                 (.d.b.a. Sharps Elimination Technologies, Inc.)
                       707 E. 6th Avenue Denver, CO 80203
                                 (303) 506-1633
                              (604) 269-0089 (fax)

                                 PROXY STATEMENT

            The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on April __, 2003, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on this page or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about April __, 2003.

            Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the proposals described on the accompanying notice of the special meeting. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of March __, 2003 the Company had 26,272,410 outstanding shares of common stock.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

            The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officers and directors and those shareholders owning more than 5% of the Company's common stock as of March __, 2003.

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                                     Shares of
Name and Address                    Common Stock      Percent of Class

Kelly Fielder                        4,900,170            18.7%
707 E. 6th Avenue
Denver, CO 80203

Spectrum Meditech, Inc.              3,062,606 (1)        11.7%
707 E. 6th Avenue
Denver, CO 80203

Mick Kolassa                         3,062,606            11.7%
1104 South 14th
Oxford, MS 38655

All Officers and Directors           7,962,776            30.4%
as a group (1 person)

(1) Spectrum Meditech, Inc. is controlled by Kelly Fielder.

PROPOSED AUTHORIZATION OF PREFERRED STOCK

      The Company is presently authorized to issue 50,000,000 shares of common stock. At present the Company's Articles of Incorporation do not authorize the issuance of any preferred stock. The Company's management is of the opinion that having the ability to issue preferred stock may be beneficial in terms of raising capital or completing acquisitions, since unlike common stock, preferred shares can be issued in one or more series, with each series of preferred stock having its own rights and preferences, such as:

          o    dividend rights
          o    voting rights
          o    rights to convert into a specified number of common shares, and
          o rights to receive payment upon the liquidation or dissolution of the Company.

      Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to amend the authorized capitalization of the Company so as to permit the issuance of 3,000,000 shares of preferred stock.

      If the proposal to authorize the future issuance of preferred stock is approved, the Company's Board of Directors will have the authority to divide the Preferred Stock into series and, within the limiations provided by statute, to fix by resolution the voting power, designations, preferences, and relative participation, special rights, and the qualifications, limitations or restrictions of the shares of any series so established. As the Board of Directors has authority to establish the terms of, and to issue, the Preferred Stock without shareholder approval, the Preferred Stock could be issued to defend against any attempted takeover of the Company.


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      As of the date of this proxy statement the Company did not have any plans to issue any preferred shares.

PROPOSal to CHANGE IN THE COMPANY'S NAME

      The Company was incorporated in Washington on June 7, 1989 under the name P.L.D.F.E.T., Inc. On March 17, 2000 the Company changed its name to Travelshorts.com, Inc. On December 3, 2002 the Company acquired all of the issued and outstanding shares of SETI Corp. ("SETI") in exchange for 16,691,205 shares of the Company's common stock.

      In connection with this acquistion, Robert Sawatsky resigned as an officer and director of the Company and was replaced by Kelly Fielder, the President of SETI. Mr. Fielder is now the Company's President and Chief Executive Officer, as well as a director of the Company.

      In December 2002 the Company changed its trade name to "Sharps Elimination Technologies, Inc."

      As a result of the acquisition of SETI and the change in the Company's management, the Company's Board of Directors believes the Company's name should officially be changed to Sharps Elimination Technologies, Inc.

                    AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

       The Company's Annual Report on Form 10-K for the year ending March 31, 2002 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

    Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending March 31, 2003 must be received by the Secretary of the Company no later than August 31, 2003.
                                     GENERAL

    The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

    The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at

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the special meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

    Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.









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                             TRAVELSHORTS.COM, INC.
                   (d.b.a. Sharps Elimination Technolgies, Inc.)

                 This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held April __, 2003, 10:00 A.M. local time, at ___________________, and hereby appoints Kelly Fielder, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

    (1) To amend the Company's Articles of Incorporation such that the Company would be authorized to issue 3,000,000 shares of preferred stock

                         / / FOR / / AGAINST / / ABSTAIN

    (2) To change the name of the Company to Sharps Elimination Technologies, Inc.

                         / / FOR / / AGAINST / / ABSTAIN


      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 and 2.

                                            Dated this day of __, 2003.



                                            --------------------------------
                                                          (Signature)



                                            --------------------------------
                                                          (Signature)


                                            Please sign your name exactly as it
                                            appears on your stock certificate.
                                            If shares are held jointly, each
                                            holder should sign. Executors,
                                            trustees, and other fiduciaries
                                            should so indicate when signing.
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                                            Please Sign, Date and Return this
                                            Proxy so that your shares may be
                                            voted at the meeting.